UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2021

Kun Peng International Ltd.

(Exact name of registrant as specified in its charter)

Nevada	333-169805	32-0538640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 2702, Building T1, The Han’s Plaza

No. 2 Ronghua South Road

Beijing Economic and Technological Zone, Beijing, PRC

(Address of Principal Executive Offices)

Registrant’s telephone number: +86-10-87227012

CX Network Group, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 29, 2021, the Board of Directors of Kun Peng International Ltd. (the “Company”) engaged JS Associate (AF002380) (“JS”) as its independent auditor for the fiscal year ended September 30, 2021. The Board of Directors dismissed JLKZ CPA LLP (“JLKZ”), concurrently with the engagement of JS.

On November 29, 2021, the “Company” advised JLKZ of its dismissal, and requested that JLKZ furnish the Company with a letter addressed to the Securities and Exchange Commission that discloses the information required by Item 304(a)(1) of Regulation S-K, including compliance with Item 304(a)(3) of Regulation S-K.

During the years fiscal years ended September 30, 2019 and 2020 and the subsequent interim periods through September 30, 2021, the Company has not consulted with JS regarding either: (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or “reportable events” (as defined in Regulation S-K, Item 304(a)(1)(v)).

The Company has given JLKZ permission to respond fully to the inquiries of the successor principal accountant-JS.

The audit report of JLKZ on the financial statements of the Company and its subsidiaries as of and for the year ended September 30, 2020 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended September 30, 2020 and for the interim period through November 29, 2021, there were no (i) disagreements with JLKZ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to JLKZ’s satisfaction, would have caused JLKZ to make reference to the subject matter thereof in connection with its report for such year; or (ii) reportable events.

Pursuant to Item 304(a)(3) of Regulation S-K, a letter addressed to the Securities and Exchange Commission from JLKZ is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

16.1	Letter from JLKZ LLP to the Securities and Exchange Commission dated November 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2021
/s/ ZHANG Yuanyuan
	Name:	ZHANG Yuanyuan
	Title:	Chief Financial Officer